Fourth Quarter 2019 Financial Summary February 12, 2020

Important Notices This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), a publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes and is being furnished in connection with Annaly’s Fourth Quarter 2019 quarterly report. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Annaly is not a registered investment adviser. Annaly is managed by Annaly Management Company LLC ("AMCO"), a registered investment adviser. This presentation is not a communication by AMCO and is not designed to maintain any existing AMCO client or investor or solicit new AMCO clients or investors. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Such statements include those relating to our future performance, macro outlook, the interest rate and credit environments, tax reform and future opportunities. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial real estate business; our ability to grow our residential credit business; our ability to grow our middle market lending business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights ("MSR"); our ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; and risks and uncertainties associated with the Internalization, including but not limited to the occurrence of any event, change or other circumstances that could give rise to the termination of the Internalization Agreement; the outcome of any legal proceedings that may be instituted against the parties to the Internalization Agreement; the inability to complete the Internalization due to the failure to satisfy closing conditions or otherwise; risks that the Internalization disrupts our current plans and operations; the impact, if any, of the announcement or pendency of the Internalization on our relationships with third parties; and the amount of the costs, fees, expenses charges related to the Internalization; and the risk that the expected benefits, including long-term cost savings, of the Internalization are not achieved. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward- looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. Annaly encourages investors, analysts, the media and others interested in Annaly to monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. To sign-up for email- notifications, please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors” section and enter the required information to enable notifications. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including core earnings metrics, which are presented both inclusive and exclusive of the premium amortization adjustment (“PAA”). We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, we may calculate non-GAAP metrics, which include core earnings, and the PAA, differently than our peers making comparative analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures. 1

Financial Snapshot

Unaudited, dollars in thousands except per share amounts

		For the quarters ended	
		12/31/2019	9/30/2019
Income Statement	GAAP net income (loss) per average common share (1)	$0.82	($0.54)
	Core earnings (excluding PAA) per average common share *(1)	$0.26	$0.21
	Core earnings per average common share *(1)	$0.32	$0.13
	PAA cost (benefit) per average common share (2)	($0.06)	$0.08
	Annualized GAAP return (loss) on average equity	31.20%	(19.32%)
	Annualized core return on average equity (excluding PAA)*	10.56%	8.85%
Balance Sheet	Book value per common share	$9.66	$9.21
	Leverage at period-end (3)	7.1x	7.3x
	Economic leverage at period-end (4)	7.2x	7.7x
	Capital ratio at period-end (5)	12.0%	11.2%
Portfolio	Securities	$114,833,580	$116,094,061
	Loans, net	4,462,350	3,946,614
	Mortgage servicing rights	378,078	386,051
	Assets transferred or pledged to securitization vehicles	7,002,460	4,688,144
	Real estate, net	725,638	725,508
	Total residential and commercial investments	$127,402,106	$125,840,378
Key Statistics	Net interest margin (6)	1.67%	0.75%
	Net interest margin (excluding PAA) *(6)	1.41%	1.10%
	Average yield on interest earning assets (7)	3.53%	2.89%
	Average yield on interest earning assets (excluding PAA) *(7)	3.25%	3.26%
	Average cost of interest bearing liabilities (8)	2.01%	2.28%
	Net interest spread	1.52%	0.61%
	Net interest spread (excluding PAA) *	1.24%	0.98%
Efficiency	Operating expenses to core earnings (excluding PAA) *(9)	17.04%	18.58%
	Annualized operating expenses as a % of average total assets (9)	0.22%	0.19%
	Annualized operating expenses as a % of average total equity (9)	1.80%	1.64%

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

2

Portfolio Data

Unaudited, dollars in thousands

		For the quarters ended				
		12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Portfolio-Related Data	Agency mortgage-backed securities	$112,893,367	$114,462,524	$118,202,040	$103,093,526	$90,752,995
	Credit risk transfer securities	531,322	474,765	491,969	607,945	552,097
	Non-agency mortgage-backed securities	1,135,868	1,015,921	1,097,752	1,116,569	1,161,938
	Commercial mortgage-backed securities	273,023	140,851	135,108	175,231	156,758
	Total securities	$114,833,580	$116,094,061	$119,926,869	$104,993,271	$92,623,788
	Residential mortgage loans	$1,647,787	$1,219,402	$1,061,124	$1,311,720	$1,359,806
	Commercial real estate debt and preferred equity	669,713	611,429	623,705	722,962	1,296,803
	Corporate debt	2,144,850	2,115,783	1,792,837	1,758,082	1,887,182
	Loans held for sale	—	—	68,802	86,560	42,184
	Total loans, net	$4,462,350	$3,946,614	$3,546,468	$3,879,324	$4,585,975
	Mortgage servicing rights	$378,078	$386,051	$425,328	$500,745	$557,813
	Agency mortgage-backed securities transferred or pledged to securitization vehicles	$1,122,588	$—	$—	$—	$—
	Residential mortgage loans transferred or pledged to securitization vehicles	2,598,374	2,376,731	2,106,981	1,425,668	1,094,831
	Commercial real estate debt investments transferred or pledged to securitization vehicles	2,345,120	2,311,413	2,104,601	2,939,632	2,738,369
	Commercial real estate debt and preferred equity transferred or pledged to securitization vehicles	936,378	—	—	—	—
	Assets transferred or pledged to securitization vehicles	$7,002,460	$4,688,144	$4,211,582	$4,365,300	$3,833,200
	Real estate, net	$725,638	$725,508	$733,196	$734,239	$739,473
	Total residential and commercial investments	$127,402,106	$125,840,378	$128,843,443	$114,472,879	$102,340,249
	Total assets	$130,295,081	$128,956,120	$131,800,776	$119,172,549	$105,787,527
	Average TBA contract and CMBX balances	$6,878,502	$9,248,502	$12,757,975	$14,927,490	$14,788,453
Residential Securities Summary Portfolio Statistics	% Fixed-rate	97%	97%	96%	94%	93%
	% Adjustable-rate	3%	3%	4%	6%	7%
	Weighted average experienced CPR for the period	17.8%	14.6%	11.2%	7.3%	7.9%
	Weighted average projected long-term CPR at period-end	13.9%	16.3%	14.5%	11.6%	10.1%
	Net premium and discount balance in Residential Securities	$5,185,797	$5,262,316	$5,625,788	$5,217,013	$5,118,478
	Net premium and discount balance as % of stockholders' equity	32.84%	34.58%	35.83%	33.07%	36.27%

3

Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Financing Data	Repurchase agreements	$101,740,728	$102,682,104	$105,181,241	$88,554,170	$81,115,874
	Other secured financing	4,455,700	4,466,030	4,127,989	4,144,623	4,183,311
	Debt issued by securitization vehicles	5,622,801	3,856,082	3,470,168	3,693,766	3,347,062
	Mortgages payable	485,005	485,657	498,772	510,386	511,056
	Total debt	$112,304,234	$111,489,873	$113,278,170	$96,902,945	$89,157,303
	Total liabilities	$114,498,737	$113,732,416	$116,093,369	$103,391,105	$91,669,726
	Cumulative redeemable preferred stock	$1,982,026	$1,982,026	$2,110,346	$1,778,168	$1,778,168
	Common equity[(1)]	13,809,991	13,237,270	13,592,335	13,998,049	12,333,944
	Total Annaly stockholders' equity	15,792,017	15,219,296	15,702,681	15,776,217	14,112,112
	Non-controlling interests	4,327	4,408	4,726	5,227	5,689
	Total equity	$15,796,344	$15,223,704	$15,707,407	$15,781,444	$14,117,801
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	65	45	70	72	77
	Weighted average rate on repurchase agreements, for the quarter[(2)(3)]	2.09%	2.53%	2.66%	2.64%	2.43%
	Weighted average rate on repurchase agreements, at period-end[(3)]	2.03%	2.48%	2.69%	2.85%	2.96%
	Leverage at period-end	7.1x	7.3x	7.2x	6.1x	6.3x
	Economic leverage at period-end	7.2x	7.7x	7.6x	7.0x	7.0x
	Capital ratio at period-end	12.0%	11.2%	11.4%	12.0%	12.1%
	Book value per common share	$9.66	$9.21	$9.33	$9.67	$9.39
	Total common shares outstanding	1,430,106	1,437,964	1,456,263	1,448,103	1,313,763
	Hedge ratio[(4)]	75%	73%	74%	85%	94%
	Weighted average pay rate on interest rate swaps, at period-end	1.84%	1.88%	2.12%	2.20%	2.17%
	Weighted average receive rate on interest rate swaps, at period-end	1.89%	2.16%	2.46%	2.66%	2.68%
	Weighted average net rate on interest rate swaps, at period-end	(0.05%)	(0.28%)	(0.34%)	(0.46%)	(0.51%)

Detailed endnotes are included within the Appendix at the end of this presentation.

4

Income Statement Data

Unaudited, dollars in thousands except per share amounts

Summary Income Statement	For the quarters ended 12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Total interest income	$1,074,214	$919,299	$927,598	$866,186	$859,674
Total interest expense	620,058	766,905	750,217	647,695	586,774
Net interest income	$454,156	$152,394	$177,381	$218,491	$272,900
Total economic interest expense *(1)	$574,837	$678,439	$666,564	$513,660	$520,885
Economic net interest income *	$499,377	$240,860	$261,034	$352,526	$338,789
Total interest income (excluding PAA) *	$990,322	$1,036,451	$1,067,361	$948,057	$905,146
Economic net interest income (excluding PAA) *	$415,485	$358,012	$400,797	$434,397	$384,261
GAAP net income (loss)	$1,209,742	($747,169)	($1,776,413)	($849,251)	($2,254,872)
GAAP net income (loss) available (related) to common stockholders (2)	$1,174,165	($783,210)	($1,808,752)	($881,644)	($2,287,383)
GAAP net income (loss) per average common share (2)	$0.82	($0.54)	($1.24)	($0.63)	($1.74)
Core earnings (excluding PAA) *	$409,157	$341,931	$391,153	$433,155	$417,169
Core earnings (excluding PAA) available to common stockholders *(2)	$373,648	$305,780	$358,731	$400,661	$384,675
Core earnings (excluding PAA) per average common share *(2)	$0.26	$0.21	$0.25	$0.29	$0.29
Core earnings *	$493,049	$224,779	$251,390	$351,284	$371,697
Core earnings available to common stockholders *(2)	$457,540	$188,628	$218,968	$318,790	$339,203
Core earnings per average common share *(2)	$0.32	$0.13	$0.15	$0.23	$0.26
PAA cost (benefit)	($83,892)	$117,152	$139,763	$81,871	$45,472
PAA cost (benefit) per average common share (3)	($0.06)	$0.08	$0.10	$0.06	$0.03

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

5

Key Earnings Metrics Unaudited, dollars in thousands except per share amounts For the quarters ended 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 Dividends declared per common share $0.25 $0.25 $0.25 $0.30 $0.30 Total common and preferred dividends declared $393,203 $396,187 $396,388 $467,121 $426,816 Annualized GAAP return (loss) on average equity 31.20% (19.32%) (45.13%) (22.72%) (62.05%) Annualized GAAP return (loss) on average equity per unit of economic leverage 4.33% (2.51%) (5.94%) (3.25%) (8.86%) Annualized core return on average equity (excluding PAA) * 10.56% 8.85% 9.94% 11.59% 11.48% Annualized core return on average equity per unit of economic leverage (excluding PAA) * 1.47% 1.15% 1.31% 1.66% 1.64% Key Earnings Metrics Net interest margin 1.67% 0.75% 0.87% 1.25% 1.34% Net interest margin (excluding PAA) * 1.41% 1.10% 1.28% 1.51% 1.49% Average yield on interest earning assets 3.53% 2.89% 3.03% 3.15% 3.21% Average yield on interest earning assets (excluding PAA) * 3.25% 3.26% 3.48% 3.45% 3.38% Average cost of interest bearing liabilities 2.01% 2.28% 2.41% 2.15% 2.22% Net interest spread 1.52% 0.61% 0.62% 1.00% 0.99% Net interest spread (excluding PAA) * 1.24% 0.98% 1.07% 1.30% 1.16% * Represents a non-GAAP financial measure. 6

Components of Economic Net Interest Income Unaudited, dollars in thousands For the quarters ended 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 Interest income: Residential Securities $923,653 $784,228 $777,891 $709,774 $708,146 Residential mortgage loans 47,377 37,673 35,025 29,991 27,703 Commercial investment portfolio 97,366 87,946 92,131 100,952 107,650 Reverse repurchase agreements 5,818 9,452 22,551 25,469 16,175 Total interest income $1,074,214 $919,299 $927,598 $866,186 $859,674 Economic interest expense: Economic Net Repurchase agreements $550,283 $699,838 $683,647 $579,514 $521,546 Interest Income Net interest component of interest rate swaps (45,221) (88,466) (83,653) (134,035) (65,889) Debt issued by securitization vehicles 39,099 34,524 34,151 34,207 34,769 Other 30,676 32,543 32,419 33,974 30,459 Total economic interest expense * $574,837 $678,439 $666,564 $513,660 $520,885 Economic net interest income * $499,377 $240,860 $261,034 $352,526 $338,789 PAA cost (benefit) (83,892) 117,152 139,763 81,871 45,472 Economic net interest income (excluding PAA) * $415,485 $358,012 $400,797 $434,397 $384,261 * Represents a non-GAAP financial measure. 7

GAAP Net Income to Core Earnings Reconciliation

Core Earnings Reconciliation

Unaudited, dollars in thousands	For the quarters ended				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
GAAP net income (loss)	$1,209,742	($747,169)	($1,776,413)	($849,251)	($2,254,872)
Net income (loss) attributable to noncontrolling interests	68	(110)	(83)	(101)	17
Net income (loss) attributable to Annaly	$1,209,674	($747,059)	($1,776,330)	($849,150)	($2,254,889)
Adjustments to exclude reported realized and unrealized (gains) losses:					
Realized (gains) losses on termination or maturity of interest rate swaps	4,615	682,602	167,491	588,256	—
Unrealized (gains) losses on interest rate swaps	(782,608)	326,309	1,276,019	390,556	1,313,882
Net (gains) losses on disposal of investments	(17,783)	(66,522)	38,333	93,916	747,505
Net (gains) losses on other derivatives	42,312	16,888	506,411	115,159	484,872
Net unrealized (gains) losses on instruments measured at fair value through earnings	5,636	1,091	4,881	(47,629)	18,169
Loan loss provision	7,362	3,504	—	5,703	3,496
Adjustments to exclude components of other (income) loss:					
Depreciation and amortization expense related to commercial real estate [(1)]	9,823	9,974	10,147	10,114	11,000
Non-core (income) loss allocated to equity method investments [(2)]	(3,979)	4,541	11,327	9,496	(10,307)
Adjustments to exclude components of general and administrative expenses and income taxes:					
Transaction expenses and non-recurring items [(3)]	3,634	2,622	3,046	9,982	3,816
Income tax effect of non-core income (loss) items	(418)	(2,762)	(3,507)	726	3,334
Adjustments to add back components of realized and unrealized (gains) losses:					
TBA dollar roll income and CMBX coupon income [(4)]	36,901	15,554	33,229	38,134	69,572
MSR amortization [(5)]	(22,120)	(21,963)	(19,657)	(13,979)	(18,753)
Core earnings *	493,049	224,779	251,390	351,284	371,697
Less:					
Premium amortization adjustment cost (benefit)	(83,892)	117,152	139,763	81,871	45,472
Core earnings (excluding PAA) *	$409,157	$341,931	$391,153	$433,155	$417,169
Dividends on preferred stock [(6)]	35,509	36,151	32,422	32,494	32,494
Core earnings attributable to common stockholders *	$457,540	$188,628	$218,968	$318,790	$339,203
Core earnings attributable to common stockholders (excluding PAA) *	$373,648	$305,780	$358,731	$400,661	$384,675

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

8

Quarter-Over-Quarter Changes in Key Metrics

Unaudited

		For the quarters ended				
		12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Book Value Rollforward	Book value per common share, beginning of period	$9.21	$9.33	$9.67	$9.39	$10.03
	Net income (loss) available (related) to common stockholders	0.82	(0.54)	(1.24)	(0.63)	(1.74)
	Other comprehensive income (loss) attributable to common stockholders	(0.12)	0.66	1.15	1.19	1.40
	Common dividends declared	(0.25)	(0.25)	(0.25)	(0.30)	(0.30)
	Issuance / buyback of common stock / redemption of preferred stock	0.00	0.01	0.00	0.02	0.00
	Book value per common share, end of period	$9.66	$9.21	$9.33	$9.67	$9.39
Net Interest Margin	Prior quarter net interest margin	0.75%	0.87%	1.25%	1.34%	1.49%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest-earning assets (including average TBA dollar roll and CMBX balances)	0.08%	0.09%	0.12%	0.04%	0.02%
	Net amortization of premiums	0.57%	(0.14%)	(0.16%)	(0.08%)	(0.07%)
	TBA dollar roll income and CMBX coupon income	0.07%	(0.05%)	(0.02%)	(0.11%)	0.03%
	Interest expense and net interest component of interest rate swaps	0.20%	(0.02%)	(0.32%)	0.06%	(0.13%)
	Current quarter net interest margin	1.67%	0.75%	0.87%	1.25%	1.34%
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	1.10%	1.28%	1.51%	1.49%	1.50%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest-earning assets (including average TBA dollar roll and CMBX balances)	0.08%	0.09%	0.12%	0.04%	0.02%
	Net amortization of premiums (excluding PAA)	(0.04%)	(0.20%)	(0.01%)	0.03%	0.07%
	TBA dollar roll income and CMBX coupon income	0.07%	(0.05%)	(0.02%)	(0.11%)	0.03%
	Interest expense and net interest component of interest rate swaps	0.20%	(0.02%)	(0.32%)	0.06%	(0.13%)
	Current quarter net interest margin (excluding PAA) *	1.41%	1.10%	1.28%	1.51%	1.49%

* Represents a non-GAAP financial measure.

9

Quarter-Over-Quarter Changes in Key Metrics (continued) Unaudited For the quarters ended 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 Prior quarter net interest spread 0.61% 0.62% 1.00% 0.99% 1.13% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets 0.02% (0.02%) 0.03% 0.03% 0.08% Net Interest Spread Net amortization of premiums 0.62% (0.12%) (0.15%) (0.09%) (0.08%) Average cost of interest bearing liabilities 0.27% 0.13% (0.26%) 0.07% (0.14%) Current quarter net interest spread 1.52% 0.61% 0.62% 1.00% 0.99% Prior quarter net interest spread (excluding PAA) * 0.98% 1.07% 1.30% 1.16% 1.14% Quarter-over-quarter changes in contribution: Net Interest Spread Coupon on average interest earning assets 0.02% (0.02%) 0.03% 0.03% 0.08% * (excluding PAA) Net amortization of premiums, excluding PAA (0.03%) (0.20%) 0.00% 0.04% 0.08% Average cost of interest bearing liabilities 0.27% 0.13% (0.26%) 0.07% (0.14%) Current quarter net interest spread (excluding PAA) * 1.24% 0.98% 1.07% 1.30% 1.16% * Represents a non-GAAP financial measure. 10

Quarter-Over-Quarter Changes in Annualized Return on Average Equity

Unaudited

		For the quarters ended				
		12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Annualized GAAP Return (Loss) on Average Equity	Prior quarter annualized GAAP return (loss) on average equity	(19.32%)	(45.13%)	(22.72%)	(62.05%)	10.73%
	Quarter-over-quarter changes in contribution:					
	Coupon income	(1.36%)	1.67%	2.00%	0.16%	1.78%
	Net amortization of premiums and accretion of discounts	5.29%	(1.46%)	(1.61%)	(0.64%)	(0.86%)
	Interest expense and net interest component of interest rate swaps	2.72%	(0.61%)	(3.19%)	0.59%	(1.81%)
	Realized gains (losses) on termination or maturity of interest rate swaps	17.54%	(13.40%)	11.48%	(15.74%)	(0.02%)
	Unrealized gains (losses) on interest rate swaps	28.62%	23.98%	(21.97%)	25.70%	(47.77%)
	Realized and unrealized gains (losses) on investments and other derivatives	(2.04%)	15.22%	(9.64%)	30.10%	(27.00%)
	Loan loss provision	(0.10%)	(0.09%)	0.15%	(0.06%)	(0.10%)
	Other[1]	(0.15%)	0.50%	0.37%	(0.78%)	3.00%
	Current quarter annualized GAAP return (loss) on average equity	31.20%	(19.32%)	(45.13%)	(22.72%)	(62.05%)
Annualized Core Return on Average Equity (excluding PAA)*	Prior quarter annualized core return on average equity (excluding PAA) *	8.85%	9.94%	11.59%	11.48%	10.85%
	Quarter-over-quarter changes in contribution:					
	Coupon income	(1.36%)	1.67%	2.00%	0.16%	1.78%
	Net amortization of premiums (excluding PAA)	0.09%	(1.98%)	(0.25%)	0.30%	0.29%
	Interest expense and net interest component of interest rate swaps	2.72%	(0.61%)	(3.19%)	0.59%	(1.81%)
	TBA dollar roll income and CMBX coupon income	0.56%	(0.44%)	(0.18%)	(0.89%)	0.34%
	Other[2]	(0.30%)	0.27%	(0.03%)	(0.05%)	0.03%
	Current quarter core return on annualized average equity (excluding PAA) *	10.56%	8.85%	9.94%	11.59%	11.48%

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

11

Residential Investments and TBA Derivative Overview as of December 31, 2019

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Weighted Avg. Years to Maturity	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years [1]	$4,509,128	4.3%	3.35%	101.8%	105.9%	12.3%	$4,774,378
20 years	2,580,631	2.4%	3.53%	103.9%	105.0%	13.0%	2,709,298
>=30 years [2]	98,150,998	93.3%	3.93%	104.2%	106.2%	17.8%	104,239,539
Total/Weighted Avg.	$105,240,757	100.0%	3.90%	104.1%	106.2%	17.6%	$111,723,215

TBA Contracts					
Type	Notional Value	% [4]	Weighted Avg. Coupon	Implied Cost Basis	Implied Market Value
15-year	$500,000	7.2%	2.50%	$503,798	$504,453
30-year	6,399,000	92.8%	2.27%	6,384,607	6,387,817
Total/Weighted Avg.	$6,899,000	100.0%	2.28%	$6,888,405	$6,892,270

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$1,362,726	89.1%	4.18%	105.4%	103.7%	40.4%	$1,413,676
25 - 40 months	—	—%	—%	—%	—%	—%	—
41 - 60 months	56,157	3.7%	2.55%	99.4%	101.5%	18.2%	56,973
61 - 90 months	110,488	7.2%	2.97%	102.0%	102.8%	13.3%	113,529
Total/Weighted Avg.	$1,529,371	100.0%	4.03%	105.0%	103.6%	40.3%	$1,584,178

Detailed endnotes are included within the Appendix at the end of this presentation.

12

Residential Investments & TBA Derivative Overview as of December 31, 2019 (continued)

Unaudited, dollars in thousands

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% [(1)]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$1,709,865	38.1%	3.33%	14.3%	11.0%	13.4%	$188,052
Inverse Interest-only	2,776,980	61.9%	4.33%	22.3%	18.7%	15.0%	520,510
Total/Weighted Avg.	$4,486,845	100.0%	3.95%	19.2%	15.8%	14.4%	$708,562

Mortgage Servicing Rights					
Type	Unpaid Principal Balance	Weighted Avg. Coupon	Excess Servicing Spread	Weighted Avg. Loan Age (months)	Estimated Fair Value
Total/Weighted Avg.	$36,418,833	3.82%	0.24%	45	$378,078

Residential Credit Portfolio						
Sector	Current Face / Notional Value	% [(2)]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Credit Risk Transfer	$517,110	9.0%	5.73%	99.8%	102.7%	$531,322
Alt-A	160,957	2.6%	4.49%	86.3%	94.1%	151,383
Prime	277,076	4.7%	4.38%	94.8%	99.7%	276,257
Prime Interest-only	391,234	0.1%	0.47%	1.0%	0.8%	3,167
Subprime	370,263	5.9%	2.58%	84.2%	94.3%	348,979
NPL/RPL	164,180	2.7%	4.19%	99.9%	100.1%	164,268
Prime Jumbo	182,709	3.1%	3.95%	98.2%	101.1%	184,664
Prime Jumbo Interest-only	554,189	0.1%	0.37%	1.6%	1.3%	7,150
Residential Mortgage Loans	4,133,149	71.8%	4.94%	101.6%	102.7%	4,246,161
Total/Weighted Avg.	$6,750,867	100.0%	4.77%			$5,913,351

Detailed endnotes are included within the Appendix at the end of this presentation.

13

Residential Credit Investments Detail as of December 31, 2019 (1)

Unaudited, dollars in thousands

Product	Estimated Fair Value	Payment Structure: Senior	Payment Structure: Subordinate	Investment Characteristics: Coupon	Investment Characteristics: Credit Enhancement	Investment Characteristics: 60+ Delinquencies	Investment Characteristics: 3M VPR
Agency Credit Risk Transfer	$508,643	$—	$508,643	5.67%	1.00%	0.43%	22.58%
Private Label Credit Risk Transfer	22,679	—	22,679	7.25%	—%	0.21%	17.67%
Alt-A	151,383	82,005	69,378	4.49%	12.41%	8.51%	13.66%
Prime	276,257	78,289	197,968	4.38%	7.64%	4.12%	20.08%
Prime Interest-only	3,167	3,167	—	0.47%	—%	0.44%	40.67%
Subprime	348,979	118,352	230,627	2.58%	9.05%	21.74%	6.97%
Re-Performing Loan Securitizations	164,268	—	164,268	4.19%	23.37%	13.64%	6.19%
Prime Jumbo	184,664	145,901	38,763	3.95%	15.92%	0.19%	32.12%
Prime Jumbo Interest-only	7,150	7,150	—	0.37%	—%	0.13%	19.45%
Total	$1,667,190	$434,864	$1,232,326	4.62%	8.87%	8.02%	33.00%

Product	Estimated Fair Value	Bond Coupon: ARM	Bond Coupon: Fixed	Bond Coupon: Floater	Bond Coupon: Interest Only
Agency Credit Risk Transfer	$508,643	$—	$—	$508,643	$—
Private Label Credit Risk Transfer	22,679	—	—	22,679	—
Alt-A	151,383	30,636	102,855	17,892	—
Prime	276,257	68,448	177,827	29,982	—
Prime Interest-only	3,167	—	—	—	3,167
Subprime	348,979	—	26,914	322,065	—
Re-Performing Loan Securitizations	164,268	—	164,268	—	—
Prime Jumbo	184,664	—	184,664	—	—
Prime Jumbo Interest-only	7,150	—	—	—	7,150
Total	$1,667,190	$99,084	$656,528	$901,261	$10,317

Detailed endnotes are included within the Appendix at the end of this presentation.

14

Commercial Real Estate Overview as of December 31, 2019

Unaudited, dollars in thousands

		GAAP				Non-GAAP	
Investment Portfolio	Number of Investments	Book Values	% of Portfolio	Weighted Avg LTV [(1)]	Weighted Avg Life (years) [(2)]	Economic Interest [(3)]	Levered Return [(4)]
Loans							
Senior Mortgages	21	$499,690	10.2%	72.7%	3.4	$207,532	9.3%
Mezzanine Loans	12	170,023	3.4%	78.4%	3.0	115,159	9.4%
Total Loans	**33**	**669,713**	**13.6%**	**74.2%**	**3.3**	**322,691**	**9.3%**
Securities							
CMBS (AAA)	2	57,711	1.2%	25.1%	0.5	5,788	16.8%
CMBS (Credit)	5	169,076	3.4%	60.2%	3.6	54,754	15.2%
CMBS (Credit IO)	1	10,609	0.2%	66.8%	9.6	10,609	6.0%
CMBS (Conduit)	4	35,627	0.7%	48.2%	6.7	4,190	16.5%
Total Securities	**12**	**273,023**	**5.5%**	**51.5%**	**3.6**	**75,341**	**14.2%**
Assets transferred or pledged to securitization vehicles							
NLY 2019-FL2	24	853,165	17.2%	69.4%	3.3	187,822	16.0%
NLY 2019 - OAKS	1	83,213	1.7%	37.5%	5.1	28,534	17.9%
Commercial Trusts	71	2,345,120	47.3%	44.1%	1.6	92,864	18.2%
Total Assets transferred or pledged to securitization vehicles	**96**	**$3,281,498**	**66.2%**	**50.5%**	**2.1**	**$309,220**	**16.8%**
Total Debt Investments	**141**	**$4,224,234**	**85.3%**	**54.3%**	**2.4**	**$707,252**	**13.1%**
Equity Investments							
Real Estate Held for Investment	46	616,822	12.5%			235,559	13.2%
Investment in Unconsolidated Joint Ventures [(5)]	32	108,816	2.2%			155,931	8.2%
Total Equity Investments	**78**	**725,638**	**14.7%**			**391,490**	**11.2%**
Total Investment Portfolio	**219**	**$4,949,872**	**100.0%**			**$1,098,742**	**12.5%**

Derivatives	Net Notional	Range of Ratings	Implied Market Value	Net Weighted Average Coupon
CMBX [(6)]	$335,000	AA to BBB-	$340,657	1.3%

Detailed endnotes are included within the Appendix at the end of this presentation.

15

Middle Market Lending Overview as of December 31, 2019

Unaudited, dollars in thousands

Industry Dispersion

Industry	Fixed Rate	Floating Rate	Total
Chemicals & Allied Products	—	15,002	15,002
Coating, Engraving and Allied Services	—	47,249	47,249
Computer Programming, Data Processing & Other Computer Related Services	—	394,193	394,193
Drugs	—	15,923	15,923
Electric Work	—	43,175	43,175
Electronic Components & Accessories	—	24,000	24,000
Engineering, Architectural, and Surveying	—	124,201	124,201
Grocery Stores	—	23,248	23,248
Home Health Care Services	—	29,361	29,361
Insurance Agents, Brokers and Services	—	75,410	75,410
Mailing, Reproduction, Commercial Art and Photography, and Stenographic	—	14,755	14,755
Management and Public Relations Services	—	339,179	339,179
Medical and Dental Laboratories	—	41,344	41,344
Metal Cans & Shipping Containers	—	118,456	118,456
Miscellaneous Business Services	—	164,033	164,033
Miscellaneous Equipment Rental and Leasing	—	49,776	49,776
Miscellaneous Health and Allied Services, not elsewhere classified	—	78,908	78,908
Miscellaneous Plastic Products	—	10,000	10,000
Motor Vehicles and Motor Vehicle Parts and Supplies	—	28,815	28,815
Nonferrous Foundries (Castings)	—	30,191	30,191
Offices and Clinics of Doctors of Medicine	—	106,993	106,993
Offices and Clinics of Other Health Practitioners	—	10,098	10,098
Petroleum and Petroleum Products	—	24,923	24,923
Public Warehousing and Storage	—	107,029	107,029
Research, Development and Testing Services	—	45,610	45,610
Schools and Educational Services, not elsewhere classified	—	19,586	19,586
Surgical, Medical, and Dental Instruments and Supplies	—	102,182	102,182
Telephone Communications	—	61,210	61,210
Total	$—	$2,144,850	$2,144,850

Size Dispersion

Position Size	Amount	Percentage
$0 - $20 million	$238,713	11.1%
$20 - $40 million	419,800	19.6%
$40 - $60 million	430,395	20.1%
Greater than $60 million	1,055,942	49.2%
Total	$2,144,850	100.0%

Tenor Dispersion

Remaining Term	Amount	Percentage
One year or less	$3,010	0.1%
One to three years	128,721	6.0%
Three to five years	874,700	40.8%
Greater than five years	1,138,419	53.1%
Total	$2,144,850	100.0%

Lien Position	Amount	Percentage
First lien loans	$1,396,140	65.1%
Second lien loans	748,710	34.9%
Total	$2,144,850	100.0%

16

Hedging and Liabilities as of December 31, 2019

Unaudited, dollars in thousands

Interest Rate Swaps				
Maturity	Current Notional	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity
0 to 3 years	$38,942,400	1.60%	1.84%	1.29
>3 to 6 years	16,097,450	1.77%	1.87%	4.30
> 6 to 10 years	16,176,500	2.20%	2.02%	9.00
Greater than 10 years	2,930,000	3.76%	1.86%	17.88
Total / Weighted Avg.	$74,146,350	1.84%	1.89%	4.23

Interest Rate Swaptions					
Type	Current Underlying Notional	Weighted Avg. Underlying Fixed Rate	Weighted Avg. Underlying Floating Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long Pay	$4,675,000	2.53%	3M LIBOR	9.22	4.66
Long Receive	$2,000,000	1.49%	3M LIBOR	10.29	3.40

Futures Positions			
Type	Notional Long Positions	Notional Short Positions	Weighted Avg. Years to Maturity[1]
U.S. Treasury Futures - 2 year	$—	($180,000)	1.96
U.S. Treasury Futures - 5 year	—	(2,953,300)	4.42
U.S. Treasury Futures - 10 year & Greater	2,600,000	(5,806,400)	9.74
Total	$2,600,000	($8,939,700)	8.26

Repurchase Agreements & Other Secured Financing		
Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$37,382,530	2.15%
30 to 59 days	15,300,157	2.00%
60 to 89 days	22,207,736	1.97%
90 to 119 days	10,020,505	1.97%
Over 120 days[2]	21,285,500	2.02%
Total / Weighted Avg.	$106,196,428	2.05%

		Weighted Average Rate		
	Principal Balance	At Period End	For the Quarter	Days to Maturity[3]
Repurchase agreements	$101,740,728	2.03%	2.10%	65
Other secured financing	4,455,700	2.48%	2.70%	620
Debt issued by securitization vehicles	5,584,552	3.23%	3.28%	7,627
Mortgages payable	490,631	4.07%	3.98%	4,594
Total indebtedness	$112,271,611			

Detailed endnotes are included within the Appendix at the end of this presentation.

17

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of December 31, 2019 and September 30, 2019
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity [1]

	As of December 31, 2019		As of September 30, 2019	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Value[2]	Estimated Change as a % of NAV[2][3]	Estimated Percentage Change in Portfolio Value[2]	Estimated Change as a % of NAV[2][3]
(75)	0.1%	1.0%	0.1%	0.9%
(50)	0.1%	1.0%	0.1%	0.8%
(25)	0.1%	0.8%	0.1%	0.6%
25	(0.2%)	(1.7%)	(0.1%)	(1.2%)
50	(0.5%)	(4.5%)	(0.4%)	(3.4%)
75	(1.0%)	(8.1%)	(0.7%)	(6.5%)

MBS Spread Sensitivity [1]

	As of December 31, 2019		As of September 30, 2019	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV[2][3]	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV[2][3]
(25)	1.2%	10.5%	1.2%	10.5%
(15)	0.7%	6.2%	0.7%	6.3%
(5)	0.2%	2.1%	0.2%	2.1%
5	(0.2%)	(2.1%)	(0.2%)	(2.1%)
15	(0.7%)	(6.2%)	(0.7%)	(6.2%)
25	(1.2%)	(10.2%)	(1.2%)	(10.4%)

Detailed endnotes are included within the Appendix at the end of this presentation.

18

Appendix

Non-GAAP Reconciliations To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as core earnings, or the PAA, differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP core earnings for the quarters ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, is provided on page 8 of this financial summary. The Company calculates “core earnings”, a non-GAAP measure, as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) realized amortization of MSRs, (d) other income (loss) (excluding depreciation and amortization expense on real estate and related intangibles, non-core income allocated to equity method investments and other non-core components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-core income (loss) items), and core earnings (excluding PAA), which is defined as core earnings excluding the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage- backed securities. 20

Non-GAAP Reconciliations (continued) Unaudited, dollars in thousands For the quarters ended, 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 Premium Amortization Reconciliation Premium amortization expense $171,447 $376,306 $318,587 $247,446 $220,131 Less: PAA cost (benefit) (83,892) 117,152 139,763 81,871 45,472 Premium amortization expense (excluding PAA) $255,339 $259,154 $178,824 $165,575 $174,659 Interest Income (excluding PAA) Reconciliation GAAP interest income $1,074,214 $919,299 $927,598 $866,186 $859,674 PAA cost (benefit) (83,892) 117,152 139,763 81,871 45,472 Interest Income (excluding PAA) * $990,322 $1,036,451 $1,067,361 $948,057 $905,146 Economic Interest Expense Reconciliation GAAP interest expense $620,058 $766,905 $750,217 $647,695 $586,774 Add: Net interest component of interest rate swaps (45,221) (88,466) (83,653) (134,035) (65,889) Economic interest expense * $574,837 $678,439 $666,564 $513,660 $520,885 Economic Net Interest Income (excluding PAA) Reconciliation Interest income (excluding PAA) * $990,322 $1,036,451 $1,067,361 $948,057 $905,146 Less: Economic interest expense * 574,837 678,439 666,564 513,660 520,885 Economic net interest income (excluding PAA) * $415,485 $358,012 $400,797 $434,397 $384,261 * Represents a non-GAAP financial measure. 21

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended,				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Economic Metrics (excluding PAA)					
Average interest earning assets	$121,801,951	$127,207,668	$122,601,881	$109,946,527	$107,232,861
Interest income (excluding PAA) *	$990,322	$1,036,451	$1,067,361	$948,057	$905,146
Average yield on interest earning assets (excluding PAA) *	3.25%	3.26%	3.48%	3.45%	3.38%
Average interest bearing liabilities	$111,873,379	$116,391,094	$109,628,007	$95,529,819	$91,746,160
Economic interest expense *	574,837	678,439	666,564	513,660	520,885
Average cost of interest bearing liabilities	2.01%	2.28%	2.41%	2.15%	2.22%
Economic net interest income (excluding PAA)*	$415,485	$358,012	$400,797	$434,397	$384,261
Net interest spread (excluding PAA) *	1.24%	0.98%	1.07%	1.30%	1.16%
Interest income (excluding PAA) *	$990,322	$1,036,451	$1,067,361	$948,057	$905,146
TBA dollar roll income and CMBX coupon income	36,901	15,554	33,229	38,134	69,572
Interest expense	(620,058)	(766,905)	(750,217)	(647,695)	(586,774)
Net interest component of interest rate swaps	45,221	88,466	83,653	134,035	65,889
Subtotal	$452,386	$373,566	$434,026	$472,531	$453,833
Average interest earning assets	$121,801,951	$127,207,668	$122,601,881	$109,946,527	$107,232,861
Average TBA contract and CMBX balances	6,878,502	9,248,502	12,757,975	14,927,490	14,788,453
Subtotal	$128,680,453	$136,456,170	$135,359,856	$124,874,017	$122,021,314
Net interest margin (excluding PAA) *	1.41%	1.10%	1.28%	1.51%	1.49%

* Represents a non-GAAP financial measure.

22

Endnotes

Page 2

(1) Net of dividends on preferred stock. The quarter ended September 30, 2019 excludes cumulative and undeclared dividends of $0.3 million on the Company's Series I Preferred Stock as of June 30, 2019.

(2) The Company separately calculates core earnings per average common share and core earnings (excluding PAA) per average common share, with the difference between these two per share amounts attributed to the PAA cost (benefit) per average common share. As such, the reported value of the PAA cost (benefit) per average common share may not reflect the result of dividing the PAA cost (benefit) by the weighted average number of common shares outstanding due to rounding.

(3) Debt consists of repurchase agreements, other secured financing, securitized debt and mortgages payable. Certain credit facilities (included within other secured financing), securitized debt and mortgages payable are non-recourse to the Company.

(4) Computed as the sum of recourse debt, cost basis of to be announced ("TBA") derivatives and credit derivatives referencing the commercial mortgage-backed securities index ("CMBX") outstanding and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing (excluding certain non-recourse credit facilities). Securitized debt, certain credit facilities (included within other secured financing) and mortgages payable are non-recourse to the Company and are excluded from this measure.

(5) Computed as the ratio of total equity to total assets (inclusive of total market value of TBA derivatives and CMBX positions and exclusive of securitized debt of consolidated variable interest entities ("VIEs").

(6) Net interest margin represents the sum of the Company's interest income plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances. Net interest margin (excluding PAA) excludes the PAA representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company's Agency mortgage-backed securities.

(7) Represents annualized interest income divided by average interest earning assets. Interest earning assets reflects the average amortized cost of our investments during the period. Annualized yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA).

(8) Average cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average amortized cost during the period. Economic interest expense is comprised of GAAP interest expense and the net interest component of interest rate swaps.

(9) Excludes costs incurred in connection with securitizations of Agency mortgage-backed securities and residential whole loans for the quarter ended December 31, 2019 and securitizations of residential whole loans for the quarter ended September 30, 2019.

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(1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit.

(2) Utilizes an actual/360 factor.

(3) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate was 2.10%, 2.53%, 2.65%, 2.64% and 2.43% and the period-end rate was 2.03%, 2.48%, 2.69%, 2.86% and 2.97% for the quarters ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively.

(4) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding receiver swaptions) and futures relative to repurchase agreements, other secured financing and cost basis of TBA derivatives outstanding; excludes MSRs and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities.

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(1) Includes GAAP interest expense and the net interest component of interest rate swaps.

(2) Net of dividends on preferred stock. The quarter ended September 30, 2019 excludes, and the quarter ended June 30, 2019 includes, cumulative and undeclared dividends of $0.3 million on the Company's Series I Preferred Stock as of June 30, 2019.

(3) The Company separately calculates core earnings per average common share and core earnings (excluding PAA) per average common share, with the difference between these two per share amounts attributed to the PAA cost (benefit) per average common share. As such, the reported value of the PAA cost (benefit) per average common share may not reflect the result of dividing the PAA cost (benefit) by the weighted average number of common shares outstanding due to rounding.

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Endnotes (continued)

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(1) Includes depreciation and amortization expense related to equity method investments.
(2) The Company excludes non-core (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is a component of Other income (loss). The quarter ended December 31, 2018 also includes an adjustment for a gain on sale within an unconsolidated joint venture which is a component of Other income (loss) but excluded from core earnings.
(3) The quarter ended December 31, 2019 represents costs incurred in connection with securitizations of Agency mortgage-backed securities and residential whole loans. The quarters ended September 30, 2019 and June 30, 2019 represent costs incurred in connection with securitizations of residential whole loans. The quarter ended March 31, 2019 represents costs incurred in connection with a securitization of commercial loans and a securitization of residential whole loans. The quarter ended December 31, 2018 represents costs incurred in connection with the Company's acquisition of MTGE Investment Corp and costs incurred in connection with a securitization of residential whole loans.
(4) TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on other derivatives. CMBX coupon income totaled $1.3 million, $1.5 million, $0.8 million, $1.1 million and $1.2 million for the quarters ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018.
(5) MSR amortization represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company's MSR portfolio and is reported as a component of Net unrealized gains (losses) on instruments measured at fair value.
(6) The quarter ended September 30, 2019 excludes, and the quarter ended June 30, 2019 includes, cumulative and undeclared dividends of $0.3 million on the Company's Series I Preferred Stock as of June 30, 2019.

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(1) Includes other income (loss), general and administrative expenses and income taxes.
(2) Includes other income (loss) (excluding non-core items), MSR amortization (a component of Net unrealized gains (losses) on instruments measured at fair value through earnings), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-core income tax).

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(1) Includes Agency-backed multifamily securities with an estimated fair value of $2.8 billion ($1.1 billion of which have been transferred or pledged to securitization vehicles).
(2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $160.0 million and Agency-backed multifamily securities with an estimated fair value of $48.0 million.
(3) Weighted by current face value.
(4) Weighted by current notional value.

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(1) Weighted by current notional value.
(2) Weighted by estimated fair value.

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(1) Excludes residential mortgage loans.

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(1) Based on an internal valuation or the most recent third party appraisal, which may be prior to loan origination/purchase date or at the time of underwriting.
(2) Maturity dates assume all of the borrowers' extension options are exercised for the loan portfolio.
(3) Economic Interest is a non-GAAP measure to include gross asset values less related financings. Equity investments are adjusted to exclude depreciation and amortization and grosses up real estate investments accounted for under equity method accounting.
(4) Levered returns for equity investments comprise a trailing twelve-month ("TTM") distribution yield for joint venture investments and core return for wholly owned properties.
(5) Includes investment in unconsolidated debt fund of $44.0 million, investments in Community Investment Impact Funds of $30.3 million and a portfolio of real estate properties of $34.5 million.
(6) The Company sells/buys protection on CMBX tranches referencing baskets of Conduit CMBS bonds with various ratings. Positive net notional indicates selling protection and being long the exposure to the underlying CMBS. CMBX positions are accounted for as derivatives with changes in fair value presented in Net gains (losses) on other derivatives.

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(1) Weighted average years to maturity for futures positions are based on the U.S. Treasury contracts cheapest to deliver.
(2) Approximately 4% of the total repurchase agreements and other secured financing have a remaining maturity over one year.
(3) Determined based on estimated weighted average lives of the underlying debt instruments.

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(1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates.
(2) Scenarios include Residential Investment Securities, residential mortgage loans, MSRs and derivative instruments.
(3) Net asset value ("NAV") represents book value of common equity.

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